                                                                    Exhibit 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)_

              ---------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

   111 EAST WACKER DRIVE, SUITE 3000
           CHICAGO, ILLINOIS                  60601                  36-4046888
(Address of principal executive offices)    (Zip Code)    I.R.S. Employer Identification No.

                              Dennis J. Calabrese
                       111 East Wacker Drive, Suite 3000
                            Chicago, Illinois 60601
                            Telephone (312) 228-9418
           (Name, address and telephone number of agent for service)

                   GENERAL CHEMICAL INDUSTRIAL PRODUCTS INC.
              (Exact name of obligor as specified in its charter)


                          DELAWARE                                              22-3649282
(State or other jurisdiction of incorporation or organization)     (I.R.S. Employer Identification No.)

LIBERTY LANE
HAMPTON, NEW HAMPSHIRE                                                            03841
(Address of Principal Executive Offices)                                        (Zip Code)

                                 DEBT SECURITIES
            $100,000,000 10 5/8% Senior Subordinated Notes due 2009

================================================================================

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

        a) Name and address of each examining or supervising authority to which it is subject.
                 Comptroller of the Currency
                 Washington, D.C.

        b)  Whether it is authorized to exercise corporate trust powers.
                 Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
            None

ITEMS 3-15 Not applicable because, to the best of Trustee's knowledge, the
           Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as apart of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-18235.*

         2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 333-18235.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to
              Exhibit 3 of Form T-1, Registration No. 333-18235.*

         4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-18235.*

         5.   Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to
              Exhibit 6 of Form T-1, Registration No. 333-18235.*

         7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority, filed herewith.

         8.   Not applicable.

         9.   Not applicable.

                                       2

*See* at top of page 3

     * Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.




                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois on the 28th day of September, 1999.


                                     U.S. BANK TRUST NATIONAL ASSOCIATION

                                     By: /s/ K. WENDY KUMAR
                                         --------------------------------------
                                         Vice President and Assistant Secretary

                                                                       Exhibit 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                  AS OF 6/30/99

                                    ($000's)

                                                                    6/30/99
                                                                 -------------
ASSETS
   Cash and Due From Depository Institutions                       $ 61,703
   Federal Reserve Stock                                              3,732
   Fixed Assets                                                          67
   Intangible Assets                                                 42,764
   Other Assets                                                       3,046
                                                                 -------------
      TOTAL ASSETS                                                 $111,311

LIABILITIES
   Other Liabilities                                                  1,899
                                                                 -------------
   TOTAL LIABILITIES                                               $  1,899

EQUITY
   Common and Preferred Stock                                         1,000
   Surplus                                                          106,712
   Undivided Profits                                                  1,699
   Net unrealized hold in gains on available for sale securities          1
                                                                 -------------
      TOTAL EQUITY CAPITAL                                          109,412

TOTAL LIABILITIES AND EQUITY CAPITAL                               $111,311

- -------------------------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association


By: /s/ K. Wendy Kumar
    --------------------------------
        Vice President

Date: September 28, 1999


                                       4